UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report: April 28, 2004 (Date of earliest event reported)

CENTRA SOFTWARE, INC.

(Exact name of registrant as specified in its charter)

Delaware	000-27861	04-3268918
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

430 Bedford Street

Lexington, MA 02420

(Address of principal executive offices)

Telephone: (781) 861-7000

(Registrant’s telephone number, including area code)

Item 7. Financial Statements and Exhibits

(c) Exhibits:

Exhibit Number	Description
99.1	Press Release dated April 28, 2004 announcing financial results for the first quarter ended March 31, 2004

Item 12. Results of Operations and Financial Condition

On April 28, 2004, Centra Software, Inc. (“Centra”) issued a press release announcing its financial results for its first quarter ended March 31, 2004. The full text of the press release is attached hereto as Exhibit 99.1 to this Report and is incorporated herein by reference.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: April 28, 2004	CENTRA SOFTWARE, INC.

	By:	/s/ Paul R. Gudonis
	Name:	Paul R. Gudonis
	Title:	President and Chief Executive Officer

EXHIBIT INDEX

Exhibit Number	Description
99.1	Press Release dated April 28, 2004 announcing financial results for the first quarter ended March 31, 2004.